Investments In Equity Instruments	12 Months Ended
Dec. 31, 2021
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Investments In Equity Instruments
NOTE 14. INVESTMENTS IN EQUITY INSTRUMENTS

The Group’s “Investments in Equity Instruments” are detailed in Schedule A.
Prisma Medios de Pago S.A. (Prisma)
Within the framework of the divestment commitment assumed by Prisma and its shareholders before the National Commission for the Defense of Competition, on February 1, 2019, the Bank sold 3,182,444 ordinary shares of Nominal Value Ps.1 each and one vote per share in Prisma to AL ZENITH (Netherlands) B.V. (a company linked to Advent International Global Private Equity), equivalent to 51% of the Bank’s shareholding in that company. The final sale price contemplated in the sale agreement signed by the parties amounted to USD 104,469, of which USD 63,073 were paid in February 2019 and USD 41,396 will be paid in two annual installments in years 2026 and 2027.
On October 1, 2021, the Bank, together with all other Prisma’s Class B shareholders, notified AL ZENITH (Netherlands) B.V. the exercise of the put option contemplated in the sale agreement entered into in February 2019. As a result of the exercise of the put option, the process to sell the remaining 49% shareholding in Prisma to AL ZENITH (Netherlands) B.V. was initiated.
As of December 31, 2021, the Group´s remaining holding in Prisma Medios de Pago S.A. has been classified as Other Financial Assets and measured at fair value through profit or loss.
In March 2022, the Bank executed the sale of the remaining shareholding in Prisma to AL ZENITH (Netherlands) B.V. The final sale price contemplated in the new sale agreement signed by the parties amounted to USD 54,358 and will be paid as follows: (i) 30% in Pesos, adjusted by a CER (UVA) rate plus a nominal annual rate of 15% and (ii) 70% in US Dollars at a nominal annual rate of 10% within a term of six years.